CMG CORE PLUS BOND FUND
                               CMG CORE BOND FUND
                           CMG INTERMEDIATE BOND FUND
                            CMG SHORT TERM BOND FUND
                         CMG ULTRA SHORT TERM BOND FUND
                            CMG GOVERNMENT BOND FUND
                  CMG MORTGAGE AND ASSET-BACKED SECURITIES FUND
                               CMG HIGH YIELD FUND
                           CMG INTERNATIONAL BOND FUND

                        (each the "Fund" or the "Funds")


               SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 1, 2004

1. Effective May 2, 2005, the paragraph "Income and Capital Gain Distributions" under the heading "DISTRIBUTIONS AND TAXES" will be revised in its entirety as follows:

Income and Capital Gain Distributions
Income dividends, consisting of net investment income, are declared daily and paid monthly by the Funds (except the International Bond Fund). Shares begin to earn dividends on the date on which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. Income dividends paid by the International Bond Fund are declared and paid at least annually by the Fund. All income dividends paid by the Funds will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date, unless you have elected to receive the dividends in cash. If all of your shares in a Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. Each of the Funds generally distributes substantially all of its net realized capital gains to shareholders at least annually. The amount distributed will depend on the amount of capital gains realized from the sale of a Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the distribution in cash.

SUP-47/85908-0405                                                    May 2, 2005